Exhibit 10.1
FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated effective as of February 13, 2025 (the “First Amendment Effective Date”), is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the other guarantors party hereto (such guarantors, together with the Borrower and the MLP, the “Loan Parties”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, a Canadian chartered bank under and governed by the provisions of the Bank Act, being S.C. 1991, c.46, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below.

WHEREAS, the Borrower, the MLP, the guarantors party thereto, the Administrative Agent, the Collateral Agent, the L/C Issuers party thereto and the lenders party thereto are parties to that certain Amendment and Restatement Agreement dated as of January 30, 2023, which established, and resulted in the effectiveness of, that certain Fourth Amended and Restated Credit Agreement dated effective as of February 8, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as the same may be further amended, restated, supplemented or otherwise modified from time to time, including by and after giving effect to this First Amendment, the “Credit Agreement”), among the Borrower, the MLP, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent, pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;
WHEREAS, effective as of the First Amendment Effective Date, the parties hereto are entering into this First Amendment to, among other things, on the terms and subject to the conditions set forth herein, (a) amend certain of the financial covenants set forth therein and (b) amend certain terms of the Existing Credit Agreement as provided for in Section 2 hereof;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Existing Credit Agreement shall apply to this First Amendment mutatis mutandis.
Section 2.Amendments to Existing Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, but subject to the satisfaction or waiver of each condition precedent set forth in Section 3 hereof, the Existing Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

(a)Amendment to Definition of “Loan Documents”. Section 1.01 of the Existing Credit Agreement shall be amended to amend and restate the definition of “Loan Documents” in its entirety to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Intercreditor Agreement, each Note (including any amended and restated Note), the Master Consent to Assignment, each of the Collateral Documents, the Agent/Arranger Fee Letters, the Engagement Letter, each Borrowing Notice, each Compliance Certificate, the Guaranties, each Letter of Credit Application and each other agreement, document or instrument executed and delivered by a Loan Party from time to time in connection with this Agreement and the Notes.
(b)New Definitions. Section 1.01 of the Existing Credit Agreement shall be further amended to add thereto, in alphabetical order, the following definition that shall read in full as follows:
“First Amendment” means that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of February 13, 2025, by and among the Borrower, the MLP, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
(c)Amendment to Section 7.14(a) of the Existing Credit Agreement. Section 7.14(a) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
(a)    Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter to be less than:
(i)    with respect to each fiscal quarter from and after the Restatement Effective Date through and including the fiscal quarter ended December 31, 2024, 2.00 to 1.00;
(ii)    with respect to each of the fiscal quarters ending March 31, 2025, June 30, 2025 and September 30, 2025, 1.75 to 1.00; and
(iii)    with respect to each fiscal quarter ending thereafter, 2.00 to 1.00.
(d)Amendment to Section 7.14(c) of the Existing Credit Agreement. Section 7.14(c) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
(c)    First Lien Leverage Ratio. Permit the First Lien Leverage Ratio as of the end of any fiscal quarter to be greater than:
    (i)    with respect to each fiscal quarter from and after the Restatement Effective Date through and including the fiscal quarter ended December 31, 2024, 1.50 to 1.00;

(ii)    with respect to each of the fiscal quarters ending March 31, 2025, June 30, 2025 and September 30, 2025, 1.25 to 1.00; and
(iii)    with respect to each fiscal quarter ending thereafter, 1.50 to 1.00.
(e)Replacement of Exhibit C to the Existing Credit Agreement. Exhibit C to the Existing Credit Agreement is hereby replaced in its entirety with Exhibit C attached hereto, and Exhibit C attached hereto is hereby deemed to be attached as Exhibit C to the Credit Agreement.
Section 3.Conditions Precedent. This First Amendment (including the amendments contained in Section 2 hereof) is subject to the satisfaction or waiver of the conditions set forth below in this Section 3.
(a)Counterparts. The Administrative Agent shall have received counterparts of this First Amendment (which may be by electronic transmission) duly executed by the Borrower, the MLP, each of the other Loan Parties, the Administrative Agent, the Collateral Agent and the Required Lenders.
(b)Responsible Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the First Amendment Effective Date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date), (ii) no Default or Event of Default shall have occurred that is continuing immediately prior to and after giving effect to this First Amendment, (iii) since December 31, 2024, there has occurred no material adverse change in the business, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the MLP, the Borrower General Partner or the Borrower and its Restricted Subsidiaries, taken as a whole, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any affiliate for which the Borrower is required to give notice under the Credit Agreement and as to which notice has not been given, and (v) no action, suit, investigation or proceeding is pending or, to the knowledge of such officer, threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP’s general partner, or any of their respective properties that could reasonably be expected to have a Material Adverse Effect.
(c)Expenses. The Administrative Agent and the Lenders, as applicable, shall have received all amounts due and payable on or prior to the First Amendment Effective Date, including, without limitation, to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date, the fees and expenses of Paul Hastings LLP, counsel to the Administrative Agent).

Each Lender, by delivering its signature page to this First Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, this First Amendment and each other document, agreement and/or instrument or other matter required to be approved by the Lenders on the First Amendment Effective Date. All documents executed or submitted pursuant to this Section 3 by and on behalf of any of the Loan Parties shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Administrative Agent agrees that it will, upon the satisfaction of the conditions contained in this Section 3, promptly provide notice to the Borrower and the Lenders of the occurrence of the First Amendment Effective Date. Such notice shall be final, conclusive and binding upon the Lenders and all parties to this First Amendment for all purposes.

Section 4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:
(a)This First Amendment, the Existing Credit Agreement as amended hereby, and each other Loan Document have been duly authorized, executed, and delivered by the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity);
(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the First Amendment Effective Date, after giving effect to this First Amendment, as if made on and as of the First Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date);
(c)As of the date hereof, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to this First Amendment and the transactions contemplated hereby; and
(d)No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof, either immediately before or immediately after giving effect to this First Amendment.
Section 5.Effect of Amendment.
(a)This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Existing Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Existing Credit Agreement, as amended hereby. Except as otherwise expressly provided by this First

Amendment, all of the terms, conditions and provisions of the Existing Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Existing Credit Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument.
(b)Each of the undersigned Guarantors is executing this First Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this First Amendment and the transactions contemplated hereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this First Amendment. Each of the Borrower and each of the other Loan Parties hereby confirms and agrees that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the other Loan Parties, remain in full force and effect, are unimpaired by this First Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.
(c)No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.
(d)Upon and after the execution of this First Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
Section 6.Governing Law; Submission to Process. THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 10.15(b) of the Credit Agreement shall apply to this First Amendment, mutatis mutandis.
Section 7.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (A) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), AND (B) ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LEGAL PROCEEDING ANY “SPECIAL DAMAGES”, AS DEFINED BELOW. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT AND THE OTHER LOAN

DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS THAT ANY PARTY HERETO AS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.
Section 8.Miscellaneous. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this First Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this First Amendment.
Section 9.Entire Agreement. THIS FIRST AMENDMENT, THE EXISTING CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership
By:    MARTIN OPERATING GP LLC,
    its General Partner
By:    MARTIN MIDSTREAM PARTNERS L.P.,
    its Sole Member
By:    MARTIN MIDSTREAM GP LLC,
    its General Partner

By:     /s/ Sharon L. Taylor_____________
Name:     Sharon L. Taylor
Title:     Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor
By:    MARTIN MIDSTREAM GP LLC,
    its General Partner

By: /s/ Sharon L. Taylor_____________
Name:    Sharon L. Taylor
Title:    Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor
By:    MARTIN MIDSTREAM PARTNERS L.P.,
    its Sole Member
By:    MARTIN MIDSTREAM GP LLC,
    its General Partner

By:    /s/ Sharon L. Taylor_____________
Name:     Sharon L. Taylor
Title:     Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By:    /s/ Sharon L. Taylor_____________
Name:     Sharon L. Taylor
Title:     Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By:    /s/ Sharon L. Taylor_____________
Name:     Sharon L. Taylor
Title:     Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

MARTIN TRANSPORT, INC.,
a Texas corporation,
as a Guarantor

By: /s/ Sharon L. Taylor_____________
Name:    Sharon L. Taylor
Title:    Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By: /s/ Sabrina Wang_______________
Name: Sabrina Wang
Title: Manager, Agency

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Michael Sharp_______________
Name: Michael Sharp
Title: Authorized Signatory

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

WELLS FARGO BANK, N.A.,
as Syndication Agent, a Lender and an L/C Issuer

By: /s/ Brandon Kast________________
Name:    Brandon Kast
Title:    Executive Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

CADENCE BANK,
as a Lender

By: /s/ Ifeanyi Uzowihe______________
Name: Ifeanyi Uzowihe
Title: Assistant Vice President
[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

COMERICA BANK,
as a Lender

By: /s/ Kylie Moreland_____________
Name: Kylie Moreland
Title: Vice President
[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

THIRD COAST BANK, SSB,
as a Lender

By: /s/ Trey Romero_____________
Name: Trey Romero
Title: Executive Vice President
[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

BOKF NA, DBA BANK OF TEXAS,
as a Lender

By: /s/ Frank Carvelli_____________
Name: Frank Carvelli
Title: Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]